Dividends	12 Months Ended
Dec. 31, 2024
Dividends.
Dividends

31.  Dividends

On August 11, 2020, the board of directors approved a quarterly dividend policy for three years commencing in the second quarter of 2020. Under the policy, total cash dividend amount expected to be paid would be approximately US$300 million and quarterly dividends would be set at approximately US $25 million in each fiscal quarter. On November 20, 2020, the board of directors approved an additional quarterly dividend policy for three years, under which the total cash dividend amount expected to be paid would be approximately US$200 million and quarterly dividend would be set at approximately US$16.67 million in each fiscal quarter. Dividends are recognized when declared. Both quarterly dividend policies have expired, and there are no dividends payable as of December 31, 2024.

On March 19, 2025, the board of directors authorized a new quarterly dividend program under which a total of approximately US$600 million in cash will be distributed on a quarterly basis from 2025 to 2027. On the same day, under the new quarterly dividend program, the board of directors approved the declaration of a dividend of US$0.93 per ADS, or US0.0465 per common share, to holders of ADSs and holders of common shares, respectively.